UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  OCTOBER 18, 2005
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                              XETHANOL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                000-50154                                84-1169517
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        (Commission File Number)               (IRS Employer Identification No.)

          1185 AVENUE OF THE AMERICAS, 20TH FLOOR
                    NEW YORK, NEW YORK                                   10036
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 18, 2005, Xethanol Corporation entered into a Common Stock Purchase Agreement with Fusion Capital Fund II, LLC. Pursuant to the terms of the Purchase Agreement, Fusion Capital has agreed to purchase from Xethanol up to $20,000,000 of its common stock over a period of 25 months, subject to earlier termination at Xethanol's discretion. Pursuant to the terms of a Registration Rights Agreement, dated as of October 18, 2005, Xethanol agreed to file a registration statement with the U.S. Securities and Exchange Commission covering the shares which are issued or may be issued to Fusion Capital under the Purchase Agreement. Once the Registration Statement has been declared effective, each trading day during the term of the Purchase Agreement Xethanol has the right to sell to Fusion Capital up to $40,000 of Xethanol's common stock, which amount may be increased by Xethanol under certain conditions. Xethanol has the right to control the timing and amount of shares sold to Fusion Capital. Fusion Capital does not have the right or the obligation to purchase shares of Xethanol's common stock in the event that the price of the common stock is less than $2.00 per share.

      Xethanol anticipates using the proceeds from this financing for general corporate purposes.

      The foregoing description of the Common Stock Purchase Agreement and Registration Rights Agreement is qualified in its entirety by reference to the full text of both the Common Stock Purchase Agreement and Registration Rights Agreement, a copy of each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

      In connection with entering into the Common Stock Purchase Agreement, Xethanol issued to Fusion Capital 303,556 shares of its common stock, which shares were issued in reliance upon the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

EXHIBIT NO.                DESCRIPTION
-----------                -----------

10.1 Common Stock Purchase Agreement, dated as of October 18, 2005, between Xethanol Corporation and Fusion Capital Fund II, LLC.

10.2 Registration Rights Agreement, dated as of October 18, 2005, between Xethanol Corporation and Fusion Capital Fund II, LLC.

99.1 Press Release issued by Xethanol Corporation on October 19, 2005, with respect to the transactions involving Fusion Capital Fund II, LLC.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         XETHANOL CORPORATION


Date:  October 18, 2005                  By:/s/ Christopher d'Arnaud-Taylor
                                         ---------------------------------------
                                         Christopher d'Arnaud-Taylor
                                         Chairman, President and
                                         Chief Executive Officer

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